Exhibit 99.1

DTE Energy reports second quarter accomplishments, investments and earnings
•Continued substantial investment to improve reliability and transition to cleaner generation; on track to invest $4.4 billion into its utilities in 2025
•Invested $1.8 billion in the first half of 2025 to improve electric infrastructure and reliability for customers
•Broke ground on Cold Creek Solar Park
•Began operations of Pine River Solar Park
•Recognized by Edison Electric Institute with its 2025 Business Development Innovation Award

DETROIT, July 29, 2025 — DTE Energy (NYSE: DTE) invested more than $1.8 billion into its utilities during the first half of 2025 and is on pace to invest $4.4 billion this year to continue improving the safety and reliability of its electric and natural gas infrastructure and transforming its generation fleet to deliver cleaner energy for its customers.

The company also reported second quarter earnings of $229 million or $1.10 per diluted share, compared with $322 million, or $1.55 per diluted share in 2024. Operating earnings for the second quarter 2025 were $283 million, or $1.36 per diluted share, compared with 2024 operating earnings of $296 million, or $1.43 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“We will continue making these significant investments, providing even more reliable, affordable and cleaner energy for our customers, which is critical to Michigan’s future,” said Jerry Norcia, DTE Energy chairman and CEO. “We see our energy infrastructure as an economic engine that not only powers customers’ homes and businesses, but also attracts development and jobs to our great state.”

Norcia also noted the following accomplishments:

•Invested $1.8 billion in the first half of 2025 to improve electric infrastructure and reliability for customers: This investment is part of DTE’s work to build the grid of the future by transitioning to a smarter grid, aggressively updating existing infrastructure, rebuilding significant portions of the electric grid and extensively trimming trees. Since 2023, the company has seen a 75% improvement in the duration of outages due to continued investment in the grid, process improvements and less severe weather. Continued progress in 2025 gives DTE confidence to achieve the goal of reducing outages by 30% and the amount of time customers spend without power by 50% by 2029.
•Broke ground on Cold Creek Solar Park: As Michigan’s largest producer of and investor in renewable energy, DTE began construction of Cold Creek Solar Park, a 100-megawatt solar array located near Coldwater, MI, in April. When completed in

2026, the solar park will be the first of several DTE parks to help Ford Motor Company reach its goal of attributing 100 percent carbon-free and renewable energy to its Michigan manufacturing facilities.

•Began operations of Pine River Solar Park: DTE began operations of its 80-megawatt Pine River Solar Park, located in mid-Michigan’s Pine River Township. Pine River Solar has more than 180,000 solar panels and will generate enough clean energy to power nearly 20,000 homes. It is the second of DTE’s three new solar parks to be connected to the electric grid in 2025.

•Recognized by Edison Electric Institute with the 2025 Business Development Innovation Award: The Edison Electric Institute (EEI) presented DTE with its 2025 Business Development Innovation Award for implementing innovative business inclusion practices that benefit companies and small local suppliers. Specifically, EEI cited the company’s narrative storytelling to help drive internal and external collaboration and connect local businesses to development opportunities.

Outlook for 2025

DTE Energy confirms 2025 operating EPS guidance of $7.09 - $7.23.

“Thanks to our strong performance in 2025, we can continue making significant strides strengthening our energy infrastructure and transforming the way we generate power – so it will be safer, cleaner, more reliable and more affordable for our customers and communities for decades to come,” said David Ruud, DTE executive vice president and CFO.
This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9:00 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in number in the U.S. and Canada toll free is: (888) 510-2008. The telephone dial-in USA toll is: (646) 960-0306 and the Canada dial-in toll is: (289) 514-5035. The passcode is 4987588. The webcast will be archived on the DTE website at dteenergy.com/investors.

About DTE Energy

DTE Energy (NYSE:DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.3 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers across Michigan. The DTE portfolio also includes energy businesses focused on custom energy solutions, renewable energy generation, and energy marketing and trading. DTE has continued to accelerate its carbon reduction goals to meet aggressive targets and is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy, emission reductions and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, x.com/DTE_Energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this release, DTE Energy discusses 2025 operating earnings guidance. It is likely that certain items that impact the company's 2025 reported results will be excluded from operating results. Reconciliations to the comparable 2025 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any information contained in this document as a result of new information or future events or developments. Certain information presented herein includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to numerous assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in DTE Energy’s geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

For more information, members of the media may contact:
Dan Miner, DTE Energy: 313.235.5555

For further information, analysts may call:
For further information, analysts may call:
Matt Krupinski, DTE Energy: 313.235.6649
John Dermody, DTE Energy: 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended June 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric segment	$318	$—		$—		$318	$278	$1	C	$—	$279

DTE Gas segment	6	—		—		6	12	—		—	12

Non-utility operations
DTE Vantage segment	31	—		—		31	33	(25)	D	6	14

Energy Trading segment	(16)	54	A	(14)		24	39	(10)	A	2	31

Non-utility operations	15	54		(14)		55	72	(35)		8	45

Corporate and Other	(110)	—		14	B	(96)	(40)	—		—	(40)

Net Income Attributable to DTE Energy Company	$229	$54		$—		$283	$322	$(34)		$8	$296

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
B) Adjustment to Income Tax Expense due to a tax law change in Illinois
C) One-time costs resulting from the voluntary separation incentive program — recorded in Operating Expenses — Operation and maintenance
D) Gain on sale of equity investment — recorded in Other (Income) and Deductions

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended June 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric segment	$1.53	$—		$—		$1.53	$1.34	$—	C	$—	$1.34

DTE Gas segment	0.03	—		—		0.03	0.06	—		—	0.06

Non-utility operations
DTE Vantage segment	0.15	—		—		0.15	0.16	(0.11)	D	0.03	0.08

Energy Trading segment	(0.07)	0.25	A	(0.06)		0.12	0.19	(0.04)	A	—	0.15

Non-utility operations	0.08	0.25		(0.06)		0.27	0.35	(0.15)		0.03	0.23

Corporate and Other	(0.54)	—		0.07	B	(0.47)	(0.20)	—		—	(0.20)

Net Income Attributable to DTE Energy Company	$1.10	$0.25		$0.01		$1.36	$1.55	$(0.15)		$0.03	$1.43

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Six Months Ended June 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric segment	$441	$33	A	$(9)		$465	$449	$32	D	$(8)	$473

DTE Gas segment	212	—		—		212	166	8	D	(2)	172

Non-utility operations
DTE Vantage segment	70	—		—		70	41	(25)	E	6	22

Energy Trading segment	51	10	B	(3)		58	40	(5)	B	1	36

Non-utility operations	121	10		(3)		128	81	(30)		7	58

Corporate and Other	(100)	—		14	C	(86)	(61)	—		—	(61)

Net Income Attributable to DTE Energy Company	$674	$43		$2		$719	$635	$10		$(3)	$642

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) MPSC disallowance of power supply costs previously recorded — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions
B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
C) Adjustment to Income Tax Expense due to a tax law change in Illinois
D) One-time costs resulting from the voluntary separation incentive program — recorded in Operating Expenses — Operation and maintenance
E) Gain on sale of equity investment — recorded in Other (Income) and Deductions

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Six Months Ended June 30,
	2025						2024
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric segment	$2.12	$0.16	A	$(0.04)		$2.24	$2.17	$0.15	D	$(0.04)	$2.28

DTE Gas segment	1.02	—		—		1.02	0.80	0.04	D	(0.01)	0.83

Non-utility operations
DTE Vantage segment	0.34	—		—		0.34	0.20	(0.11)	E	0.03	0.12

Energy Trading segment	0.25	0.04	B	(0.01)		0.28	0.19	(0.02)	B		0.17

Non-utility operations	0.59	0.04		(0.01)		0.62	0.39	(0.13)		0.03	0.29

Corporate and Other	(0.49)	—		0.07	C	(0.42)	(0.30)	—			(0.30)

Net Income Attributable to DTE Energy Company	$3.24	$0.20		$0.02		$3.46	$3.06	$0.06		$(0.02)	$3.10

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page